Other Liabilities, Provisions, Contingencies and Commitments - Other Current Financial Liabilities (Details) $ in Millions, $ in Millions	Dec. 31, 2025 USD ($)	[1]	Dec. 31, 2025 MXN ($)	Dec. 31, 2024 MXN ($)
Other Liabilities, Provisions, Contingencies and Commitments [Abstract]
Sundry creditors			$ 29,251	$ 23,370
Derivative financial instruments			1,367	328
Other tax payable			13,419	13,380
Other			77	91
Total	$ 2,450		$ 44,114	$ 37,169

[1]	Convenience translation to U.S. dollars ($) – See Note 2.2.4